UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2018

KORTH DIRECT MORTGAGE LLC

(Exact name of registrant as specified in its charter)

Florida	000-1695962	27-0644172
(State or other Jurisdiction	Commission File Number	(IRS Employer Identification No.)
of incorporation)

2937 SW 27th Avenue, Suite 307, Miami, FL 33133
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(305) 668-8485

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 30, 2018, Korth Direct Mortgage LLC (“KDM”) entered into a Certain Mortgage Servicing Rights Payments Sale and Assignment Agreement among KDM, as seller, the Revocable Intervivos Trust of Valerie W. Korth, as purchaser (the “Purchaser”), and James W. Korth, as guarantor (the “MSR Agreement”). Pursuant to the MSR Agreement, KDM sold the Purchaser KDM’s right to payments equal to the spread between KDM’s receipts from interest payable on certain mortgage loans originated by KDM (the “CM Loans”) and the interest payable to holders of KDM’s Mortgage Secured Notes (MSNs) payable from, and secured by, KDM’s interest in the CM Loans identified in the MSR Agreement (the “Servicing Rights Payments”) for a period of eighteen months, commencing with payments received by KDM in December 2018 and payable to the Purchaser on January 25, 2019. The total dollar amount of the Servicing Rights Payments sold to the Purchaser is $220,280.76, for which the Purchaser paid KDM $203,500. As a condition of the MSR Agreement, KDM agreed to replace any Servicing Rights Payments not collected from the CM Loans with Servicing Rights Payments collected by KDM from other mortgage loans it expects to originate in the future. Also pursuant to the MSR Agreement, James W. Korth, the chief executive officer and majority beneficial owner of KDM, has guaranteed payment to the Purchaser of the Servicing Rights Payments.

KDM will apply the proceeds of the sale of the Servicing Rights Payments to reduce its debt to J.W. Korth & Company. This debt was incurred by KDM pursuant to a Support Agreement between KDM and J.W. Korth & Company. J. W. Korth & Company has advised KDM that it intends to continue to fund KDM pursuant to the Support Agreement through May 2019. James W. Korth is the trustee of the Revocable Intervivos Trust of Valerie W. Korth and the son of Valerie Korth.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

10.01	Mortgage Servicing Rights Payments Sale and Assignment Agreement dated November 30, 2018, among the Company, the Intervivos Trust of Valerie W. Korth, and James W. Korth.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2018	KORTH DIRECT MORTGAGE LLC

	By:	/s/ James W. Korth
Chief Executive Officer and Manager